Subsequent Events	Dec. 05, 2019
AV Homes Inc [Member]
Subsequent Events
Note 8 – Subsequent Events
On October 2, 2018, we were acquired by Taylor Morrison. At the closing of the merger, Taylor Morrison paid approximately $280.4 million in cash and issued 8.95 million shares of their Class A common stock to stockholders of AV Homes as merger consideration. In addition, at closing Taylor Morrison assumed $80 million aggregate principal amount of our 6.00% Notes, all of which had been converted as of October 25, 2018 for approximately $95.8 million in cash, resulting in total purchase consideration for the Acquisition of $534.9 million. The change in control from the acquisition resulted in a Covenant Replacement Event in which one of Taylor Morrison’s subsidiaries assumed $400 million aggregate principal amount of our 6.625% Senior Notes due 2022. Additionally, in connection with the Acquisition, our Senior Unsecured Credit Facility was terminated. There were no amounts outstanding under the Senior Unsecured Credit Facility as of September 30, 2018.Furthermore, as a result of the acquisition, all AV equity award plans were converted to Taylor Morrison equity award plans and no shares of AV common stock were available for future grants.